UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 14, 2011

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

v

Item 1.01	Entry into a Material Definitive Agreement.

Homestead Manor Refinancing

On October 14, 2011, Homestead Property Holdings, LLC (“Homestead Property”) and Homestead Nursing, LLC (“Homestead Nursing”), each a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), issued a Term Note in favor of Square 1 Bank for an aggregate principal amount of $3,600,000, under the provisions of the United States Department of Agriculture (“USDA”) Rural Development Guarantee program (the “USDA Loan”).  Homestead Property used the proceeds of the USDA Loan to repay the debt it incurred to fund its acquisition in September 2011 of the operations and selected assets of a 94 bed skilled nursing facility located in Stamps, Arkansas known as Homestead Manor Nursing Home (“Homestead Manor”), which debt had been guaranteed by the Company.

The USDA Loan matures on October 14, 2036 (the “Maturity Date”). Interest on the USDA Loan accrues on the principal balance thereof at an annual variable rate equal to the published Wall Street Journal prime rate plus 1.0%, and the interest rate of the USDA Loan shall be adjusted every calendar quarter.  At no time shall the annual interest rate for the USDA Loan be less than 5.75%.

The USDA Loan shall be repaid in equal monthly installments of principal and interest based on a twenty-five (25) year amortization schedule.  The amount of $25,647.83 is payable on December 1, 2011, and on the same day of each month thereafter through and including the Maturity Date. The USDA Loan may be re-amortized annually so as to amortize the principal over the remaining term thereof.

The USDA Loan has a prepayment penalty of 10% for any prepayment made prior to the first anniversary of the date of the USDA Loan, which penalty is reduced by 1% each year thereafter until the tenth anniversary of such date, after which there is no prepayment penalty. The USDA Loan has one-time origination and guaranty fees totaling $93,600 and an annual renewal fee payable by Homestead Property and Homestead Nursing in an amount equal to .25% of the USDA guaranteed portion of the outstanding principal balance of the USDA Loan as of December 31 of each year, beginning December 31, 2012.

The USDA Loan is secured by a first mortgage on the real property and improvements of Homestead Property (including Homestead Manor), a first priority security interest on all furnishings, fixtures, equipment and inventory associated with Homestead Manor, and an assignment of all rents paid under any and all leases and rental agreements, existing now or in the future, with respect to the real property located at 826 North Buchanan Street, Stamps, Arkansas 71860, the site of Homestead Manor. The USDA has conditionally guaranteed 80% of all amounts owing under the USDA Loan, and the Company has unconditionally guaranteed all amounts owing under the USDA Loan.

In connection with the refinancing of Homestead Manor described herein, the Company, Homestead Property and Homestead Nursing, as applicable, also entered into term loan agreements, mortgage and security agreements, security agreements, assignments of leases and rents, indemnity agreements and guarantees, each containing customary terms and conditions, including financial covenants.  In addition, in connection with obtaining the USDA Loan, Homestead Property and Homestead Nursing entered into an Escrow Agreement with Square 1 Bank, as both lender and escrow agent (the “Escrow Agreement”).  Pursuant to the Escrow Agreement, Homestead Property and Homestead Nursing deposited the amount of $300,000 (the “Escrow Funds”) into an escrow account.  The Escrow Funds will be used to complete certain ongoing capital improvements being made to Homestead Manor.

The foregoing description of the USDA Loan is qualified in its entirety by reference to the documents attached hereto as Exhibits 99.1 through Exhibit 99.7, which documents are incorporated herein by this reference.

Purchase and Sale Agreement – Oklahoma Facilities

On October 14, 2011, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of the Company, entered into an Amendment and Assignment of Purchase and Sale Agreement, effective September 30, 2011, with First Commercial Bank (“Seller”) and Brogdon Family, LLC (“Assignor”), pursuant to which AdCare Holdings assumed all of Assignor’s rights under that certain Purchase and Sale Agreement, made and entered into as of May 5, 2011, by and between Seller and Assignor, as amended by that certain First Amendment to Purchase and Sale Agreement, made and entered into as of June 13, 2011, by and between Seller and Assignor (as so amended and assigned to AdCare Holdings, the “Purchase Agreement”).  Pursuant to the Purchase Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, AdCare Holdings will acquire land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the following six skilled nursing facilities located in Oklahoma: Edwards Redeemer Nursing Center, Harrah Nursing Center, Northwest Nursing Center, Whispering Pines Nursing Center, McLoud Nursing Center and Meeker Nursing Center (the “Oklahoma Purchase”), for an aggregate purchase price of $16 million (the “Purchase Price”).  The Whispering Pines Nursing Center is currently closed and non-operational.  Upon not less than three business days’ notice to Seller, AdCare Holdings may assign its rights and liabilities under the Purchase Agreement to one or more entities which are owned or controlled, directly or indirectly, by AdCare Holdings.

Pursuant to the Purchase Agreement, AdCare Holdings deposited $200,000 into escrow to be held as earnest money (the “Deposit”).  If AdCare Holdings terminates the Purchase Agreement due to Seller’s failure to satisfy certain conditions set forth therein, then the Deposit shall be returned to AdCare Holdings.  If AdCare Holdings does not consummate the Oklahoma Purchase (other than in connection with AdCare Holdings’ termination of the Purchase Agreement as permitted therein), then Seller will retain the Deposit.  Upon the closing of the Oklahoma Purchase, the Deposit will be retained by Seller and applied against the Purchase Price.  The Purchase Price is payable in cash upon the closing of the Oklahoma Purchase.

The closing of the Oklahoma Purchase is expected to occur no later than four months after the date AdCare Holdings files its application for a certificate of need with the Oklahoma State Department of Health.  The closing of the Oklahoma Purchase is subject to customary closing conditions, indemnification provisions and termination provisions.

Christopher F. Brogdon, an officer and director of the Company who owns in excess of 10% of the Company’s common stock, beneficially owns and controls Assignor.  For a further description of the Company’s relationship with Mr. Brogdon, see: (i) the section entitled “Certain Information and Related Party Transactions” of the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2011; (ii) Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2011; and (iii) Item 2.01 of the Company’s Current Reports on Form 8-K filed with the SEC on June 6, 2011, January 6, 2011 and September 7, 2011, which sections and items are incorporated herein by this reference.

The foregoing description of the Oklahoma Purchase is qualified in its entirety by reference to the documents attached hereto as Exhibits 99.8 through Exhibit 99.10, which documents are incorporated herein by this reference.

Item 2.03	Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption entitled “Homestead Manor Refinancing” is incorporated herein by this reference.

Item 9.01	Exhibits.

(d)	Exhibits.

99.1

Term Loan Agreement, dated as of October 14, 2011, by and among Homestead Property Holdings, LLC and Homestead Nursing, LLC, as borrowers; AdCare Health Systems, Inc., as guarantor; and Square 1 Bank, as lender.

	99.2	Term Note, dated October 14, 2011, issued by Homestead Property Holdings, LLC and Homestead Nursing, LLC, in favor of Square 1 Bank, in the amount of $3,600,000.

	99.3	Mortgage and Security Agreement, dated October 14, 2011, by and between Homestead Property Holdings, LLC and Square 1 Bank.

	99.4	Security Agreement, dated October 14, 2011, by and between Homestead Property Holdings, LLC and Homestead Nursing, LLC, as debtors, and Square 1 Bank, as the secured party.

	99.5	Guaranty, dated October 13, 2011, issued by AdCare Health Systems, Inc. in favor of Square 1 Bank.

	99.6	United States Department of Agriculture Rural Development, Unconditional Guarantee, Business and Industry Guaranteed Loan Program, on Form RD 4279-

14, dated October 13, 2011, issued by AdCare Health Systems, Inc. in favor of Square 1 Bank.

99.7	Escrow Agreement, dated October 14, 2011, by and among Homestead Property Holdings, LLC and Homestead Nursing, LLC, as borrowers, and Square 1 Bank, as both lender and escrow agent.

99.8	Purchase and Sale Agreement, made and entered into as of May 5, 2011, by and between First Commercial Bank and Brogdon Family, LLC.

99.9	First Amendment to Purchase and Sale Agreement, made and entered into as of June 13, 2011, by and between First Commercial Bank and Brogdon Family, LLC.

99.10	Amendment and Assignment of Purchase and Sale Agreement, made and entered into as of September 30, 2011, by and among First Commercial Bank, Brogdon Family, LLC and AdCare Property Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1

Term Loan Agreement, dated as of October 14, 2011, by and among Homestead Property Holdings, LLC and Homestead Nursing, LLC, as borrowers; AdCare Health Systems, Inc., as guarantor; and Square 1 Bank, as lender.

99.2	Term Note, dated October 14, 2011, issued by Homestead Property Holdings, LLC and Homestead Nursing, LLC, in favor of Square 1 Bank, in the amount of $3,600,000.

99.3	Mortgage and Security Agreement, dated October 14, 2011, by and between Homestead Property Holdings, LLC and Square 1 Bank.

99.4	Security Agreement, dated October 14, 2011, by and between Homestead Property Holdings, LLC and Homestead Nursing, LLC, as debtors, and Square 1 Bank, as the secured party.

99.5	Guaranty, dated October 13, 2011, issued by AdCare Health Systems, Inc. in favor of Square 1 Bank.

99.6

United States Department of Agriculture Rural Development, Unconditional Guarantee, Business and Industry Guaranteed Loan Program, on Form RD 4279-14, dated October 13, 2011, issued by AdCare Health Systems, Inc. in favor of Square 1 Bank.

99.7	Escrow Agreement, dated October 14, 2011, by and among Homestead Property Holdings, LLC and Homestead Nursing, LLC, as borrowers, and Square 1 Bank, as both lender and escrow agent.

99.8	Purchase and Sale Agreement, made and entered into as of May 5, 2011, by and between First Commercial Bank and Brogdon Family, LLC.

99.9	First Amendment to Purchase and Sale Agreement, made and entered into as of June 13, 2011, by and between First Commercial Bank and Brogdon Family, LLC.

99.10	Amendment and Assignment of Purchase and Sale Agreement, made and entered into as of September 30, 2011, by and among First Commercial Bank, Brogdon Family, LLC and AdCare Property Holdings, LLC.